UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2010

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company’s 2010 annual meeting of stockholders was held on May 20, 2010. Two matters were voted upon by the Company’s stockholders at such meeting: (1) three members of the board of directors were re-elected and (2) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified. The following tabulation sets forth the number of votes cast for, against or withheld and the number of abstentions and broker non-votes.

Election of Directors	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
E. William Barnett	63,693,599	232,502	0	1,315,331
Robert T. Blakely	63,782,658	143,443	0	1,315,331
Albert Chao	58,755,978	5,170,123	0	1,315,331

Ratification of	Votes For	Votes Withheld	Abstentions
PricewaterhouseCoopers LLP	65,201,394	36,496	3,542

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/S/ ALBERT CHAO
Albert Chao
President and Chief Executive Officer

Date: May 25, 2010

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